EV Traditional

Greater China

Growth Fund

[LOGO: HOUSE]

[PHOTO OF MOUNTAIN AND BOATS OMITTED]

Annual

Shareholder Report

August 31, 1996



To Shareholders

EV Traditional Greater China Growth Fund had a total return of 5.3% for the year ended August 31, 1996. That performance was the result of a rise in net asset value per share from $14.23 on August 31, 1995, to $14.98 on August 31, 1996. It does not include the Fund's 4.75% sales charge. By comparison, the Peregrine Asia 100* - an unman-aged index of common stocks in the Greater China region - rose 6.1% during the same period.

The China markets were quite volatile during the year, influenced by trade tensions between the U.S. and China, as well as political tensions in Taiwan, Korea and Thailand. Nonetheless, the markets moved generally higher as investors were drawn to the region's strong corporate profit growth.

China announces the convertibility
of its currency...

On July 1, 1996, China reached an important economic milestone: the convertibility of its currency, the yuan. Convertibility will allow foreign companies to easily buy and sell foreign currency in Chinese banks. The new procedure will be more liquid and convenient than the cumbersome "swap" markets of the past. This move by the Chinese government is significant because it now assures foreign companies investing in China that they can reliably send their profits back home. In addition, it adds a further degree of confidence for foreign companies operating in China. Finally, a convertible currency moves China one step closer to qualifying for membership in the World Trade Organization.

* It is not possible to invest directly in the Index.

The China region markets look forward to 1997...

On July 1, 1997, political and legal jurisdiction over Hong Kong will officially pass from Great Britain to China. With that transfer of power, a new era for China and Hong Kong will begin. Hong Kong will gain unprecedented access to China's vast markets, while China will incorporate the valuable banking and financial infrastructure needed to do business in the modern global economy.

The impact of Hong Kong's investment in China has already been felt in some areas. In Guangdong province, for example, where many Hong Kong manufacturers have already established plants, the monthly wage is twice that of the average China wage. While the future will bring many challenges and risks, the combination of Hong Kong and China is likely to result in an economic powerhouse. We are very enthusiastic about the growth prospects of the new China. We believe shareholders of EV Traditional Greater China Growth Fund will share in that growth.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/James B. Hawkes,
James B. Hawkes,
President
October 20, 1996



Management Discussion: Adaline M. Ko

An interview with Adaline M. Ko, Director of Lloyd George
Management, Ltd, the Investment Adviser to the Greater China Growth
Portfolio.

Q: Adaline, what were some of the factors in the Fund's performance during its fiscal year?

A: The Fund again managed a positive return during a period marked by continuing market volatility as well as the uncertainty that characterized the U.S. economy. The latter was especially evident in Hong Kong. By far the largest weighting in the Portfolio - Hong Kong rose about 20% from mid-November 1995 through mid-February of this year. However, soon thereafter, the Hong Kong market felt the impact of rising U.S. interest rates, as long-term U.S. Treasury yields, which stood at 5.95% in January, rose to the 7% level by the end of August. With interest rate concerns increasing investors' caution, the Hong Kong market fluctuated in a relatively narrow trading range for the balance of the fiscal period.

[PHOTO OF ADALINE M. KO OMITTED]

Moreover, despite the political intrigue and market volatility, the strong economic story of the China region remains intact. While some political tensions remain, investors have focused increasingly on fundamentals, which are strongly positive.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q: How have the other Greater China markets performed in the past year?

A: The other China region markets turned in a mixed showing. The strongest performer has been Taiwan, which rose more than 30% in the past year. That is especially noteworthy in light of Taiwan's difficult relationship with mainland China for much of that period. Taiwan got right back to business following its watershed presidential elections in June and the market responded very well.

The Philippines was another strong performer, up 16%. Second quarter 1996 GDP growth reached 5.8%, the country's strongest economic performance since 1990, while inflation slowed in August for the fifth consecutive month. Elsewhere, Malaysia rose about 10% during the period, supported by solid earnings gains.

Other China region markets fared less well during the year. Korea suffered from political scandals and the jolt to investor confidence stemming from the trials of the former presidents, while Thailand continued to battle high inflation and interest rate pressures.



[GRAPHIC VERTICAL BAR CHART OMITTED: 1996 Gross Domestic Product Growth*]

Caption reads: Despite a tight monetary policy and a continuing, successful fight aganist inflation, China's economic growth continues to outpace that of many industrialized powers.

[GRAPHICS OMITTED: each bar of the chart is topped with the flag of the Country represented]

Germany             +1.1%

United Kingdom      +1.8%

United States       +2.7%

Japan               +3.4%

China               +9.8%

Footnote reads:
*For 12 months ended June 30, 1996
 Source: Bloomberg Financial

Q: Have you made any major changes to the Portfolio?

A: We made some small changes to the Portfolio, but continue to focus on countries and companies that are registering strong earnings growth. We've increased our weighting in Hong Kong to 46% of the Portfolio's holdings. Hong Kong remains our favored avenue to the China market. Hong Kong is highly leveraged to U.S. interest rates and therefore remains very sensitive to the ebb and flow of U.S. economic data. However, Hong Kong-based companies continue to post impressive earnings growth, making them attractive to the region's investors. Importantly, with the change in Hong Kong's jurisdiction from Britain to China less than a year away, investors are increasingly sanguine about the prospects for a peaceful and orderly turnover.

We also increased our weightings slightly in Malaysia and Taiwan, while trimming our commitments to Thailand and Singapore.



Q: How have the Fund's larger investments fared in the past year?

A: The Fund's large core holdings continued to do well. Hutchison Whampoa, for example, saw earnings rise 75% in the first half of 1996 alone. The company grew all of its core businesses, but benefited especially from strength in its retail and telecom holdings. Hutchison's A.S. Watson retail group enjoyed brisk profit growth despite a difficult retail climate for Hong Kong consumers. Meanwhile, the successful flotation of Orange, the company's telecom division, brought HK$4.1 billion into the company's coffers.

Another large core holding, HSBC, the parent of Hang Seng Bank, saw profits rise more than 33% in the first half. The company enjoyed wider net interest margins - the difference between what the bank pays for deposits and what it earns from loans. The company's impressive results reflect its commanding position among banks in the Greater China economy.

Q. You mentioned increasing your investments in Taiwan. In light of the recent saber-rattling between China and Taiwan, what is your outlook for the Taiwan market?

A. The Taiwan market has done very well in 1996, although it's also been among the region's most volatile markets. That volatility was due in large part to Taiwan's precarious political relationship with mainland China, but was also influenced by slowing export demand, sluggish domestic demand, and falling prices for key products and commodities.

[GRAPHIC PIE CHART OMITTED: Greater China Growth Portfolio:
Asset Allocation]

Caption reads: Based on market value as of August 31, 1996

Indonesia           2.0%

Mainland China      0.6%

Hong Kong          45.9%

Malaysia           10.7%

Thailand            9.6%

Singapore           7.8%

Korea               7.7%

Philippines         6.6%

Taiwan              6.3%

Other               2.8%

Following the tensions with China early in the year, as Taiwan held its first democratic elections, the two countries have established an uneasy truce that should enable them to improve trade conditions. There are already some modest signs of progress. For example, Taiwan's indirect trade with China increased to $10.5 billion in the first half of 1996. Separately, the Taiwan Ministry of Trade recently approved $95 million in direct investment in China by Taiwan companies.

[GRAPHIC OF COUNTRY OF CHINA WITH OIL RIG & OIL STORAGE TANK, COAL CAR FULL OF COAL AND UNIVERSAL NUCLEAR POWER SYMBOL OMITTED:]

Captions reads: China's energy needs: *Soaring demand for all sectors.

Oil & Natural Gas Exploration:    609 Mil. Tons

Coal Production:                  1,252 Mil. Tons

Hydro/Nuclear:                    79 Mil/ Tons

Footnote reads:
*Estimated fuel needs by year 2015
Source: DRI/McGraw-Hill


[GRAPHIC OMITTED: China's Energy Needs:
A Twenty-Year, $1 Trillion
Building Program.]

China's Estimated Energy Expenditures
by the year 2015:

Fuel                   Energy Demand:

Electric power          $550 billion

Oil                      180 billion

Coal                     180 billion

Natural Gas               90 billion

Footnote reads:
Source: DRI/McGraw-Hill

Economically, it now appears that Taiwan is back on track. Fourth quarter GDP growth is expected to rise to 6.5% from 4.9% a year ago, according to a study by Hong Kong & Shanghai Bank. And reflecting that growth, corporate earnings growth for Taiwanese companies in 1997 is expected to be in the 15%-to-20% range. That kind of earnings growth is likely to generate strong momentum in the stock market.

Q. Where have you been investing in Taiwan?

A. While Taiwan remains a fairly small portion of the Portfolio, at 6.3%, we have increased our commitments there since our last report. We have focused on companies like Nan Ya Plastic and Formosa Chemical Fiber, as these sectors, which have experienced weak pricing in a sluggish economic climate, should strengthen with an improving economy. Finally, the finance sector has offered some attractive opportunities. The government's loose monetary policy should boost business for financial companies such as Cathay Insurance.

Q. You also indicated an increased interest in Malaysia.

A. Yes. Early in the year, there were concerns that the Malaysian economy might be overheating. However, those fears have since proved unwarranted. The Malaysia market has recently consolidated gains made early in the year, but should be on firm footing for the rest of the year. Moreover, we remain positive on the Malaysian market, which is trading at a multiple of 18.8 times prospective 1997 earnings, close to its 6-year historic low of 18 times earnings. Corporate earnings have been much stronger than anticipated. Earnings reports, due out in the next few weeks, may add some support to the market, since expectations are quite positive for the half-year results.

Q. Where have you invested in Malaysia?

A. The Fund's largest Malaysian investment is Sime Darby. The company has interests across a wide range of industries throughout the China region. In addition to maintaining plantations throughout Malaysia, Sime Darby also has an exposure in manufacturing, property develop-ment, and the financial services industry. Interestingly, it also owns auto dealer franchises for BMW, Ford, Alfa Romeo, and Mitsubishi for certain parts of the China region.

Q. You mentioned having trimmed your investments in Thailand. What occasioned that change?

A. We've scaled back our investments in Thailand because of increasing concerns over high inflation. Market conditions have been further aggravated by disappointing first quarter earnings. Domestic interest rates are not likely to come down by the desired 1%-2% unless there is a significant reduction in the current account deficit, which is likely to remain a problem well into the fourth quarter. Given recent conditions, the Bank of Thailand has indicated a reluctance to ease its recent tight monetary policies. Finally, investors have been fixated on the stability of the present Thai government. So there have been ample reasons to exercise caution in Thailand.

Q. What sort of Thai companies have you retained as investments?

A. We've generally focused on blue chip companies that should maintain strong earnings momentum despite the questions over politics and the economy. The economy has continued to weaken due to a tight monetary policy, and it is less likely now that the economy will hit its economic targets for 1996. An interest rate decline could set the stage for an earnings recovery. But until we see confirmation of that, we are staying with reliable blue chips like Electricity Generating Company and Siam Commercial Bank. Electricity Generating is the holding company that is the among the key players in Thailand's efforts to privatize its electric utility industry, while Siam Commercial is among Thailand's leading financial services companies.

Q. Turning to mainland China, how is the economy doing?

A. The Chinese government recently announced a cut in interest rates, the second such reduction this year. The move was aimed at continuing strong economic growth. Importantly, the government took pains to emphasize that it was not abandoning its "appropriately tight monetary policies." Thus, China will keep a close watch on inflation, and that should be very reassuring to investors.



Recent U.S. Investments* in China:

(bullet) Revlon, Inc. - the U.S. cosmetics giant has formed a joint venture with Sunstar Group, a Beijing-based investment firm. The new company will be based in Shanghai and will represent Revlon's first manufacturing facility in China.

(bullet) Wal-Mart - the Arkansas-based discount retailer has opened
         Supercenter and Sam's outlets in Shenzhen at a cost of $50 million. The company plans to open 35 stores in China by the year 2000.

(bullet) Freightliner, Inc. - the U.S. truck manufacturer is creating a joint venture with Chinese public sector authorities. The new company, Shanghai Freightliner Truck, is scheduled to start production in 1997 and is expected to assemble 4,000 vehicles annually.

Footnote reads:
* These U.S. companies are not investments of the Portfolio.


China imposed a credit squeeze in mid-1993 to help curb inflation, and the results have been most impressive. The government expects that inflation will fall below its target of 10% for 1996, while economic growth is expected to be in the 9%-to-10% range. The Portfolio maintains a very modest exposure to mainland companies at present. As I indicated earlier, we continue to favor Hong Kong as the most liquid and convenient investment vehicle into China.

Q. Adaline, what do you anticipate in the year ahead for Hong Kong and China?

A. Happily, there is an increasing sense of calm regarding the transfer of Hong Kong to China's jurisdiction, now less than a year away. I believe that China clearly recognizes what a valuable asset it will have in Hong Kong. And, for their part, the Hong Kong business establishment is committed to making the most of this great opportunity. Of course there will be the usual political gamesmanship, which is to be expected. As I have reminded share-holders in the past, political change is among the risks of investing in a foreign country.

But in the final analysis, the potential benefits for Hong Kong and China, following the transfer, are too vast to ignore. China has made tremendous progress in fighting inflation and is gradually spreading economic liberalism to the interior of the country. Hong Kong will bring needed expertise and many decades of professional management. It should prove to be an exciting partnership.



[GRAPHIC WORM CHART OMITTED: Comparison of change in Value of a $10,000 Investment in EV Traditional Greater China Growth Fund and the Peregrine Asia 100 Index]

Caption reads: From October 31, 1992 through August 31, 1996

Inset box info reads:
----------------------------------------------------------------
                       AVERAGE                          Value of
                        ANNUAL      1     Life     Investment at
                       RETURNS   Year  of Fund*             8/31
----------------------------------------------------------------
     Include. max.sales charge    0.3%    10.0%          $41,403
----------------------------------------------------------------
        Without max. sales chg.   5.3%    11.4%          $15,124
----------------------------------------------------------------

Data from worm chart reads:

      Date   Fund @ NAV  Fund w/SC      Index
  --------   ----------  ---------    -------
  10/31/92      $10,000     $9,524    $10,000
  11/30/92       $9,770     $9,305     $9,702
  12/31/92       $9,800     $9,333     $9,447
   1/31/93       $9,910     $9,438     $9,650
   2/28/93      $10,560    $10,057     $9,974
   3/31/93      $10,860    $10,343    $10,038
   4/30/93      $11,860    $11,295    $10,880
   5/31/93      $12,280    $11,695    $11,256
   6/30/93      $11,600    $11,048    $10,924
   7/31/93      $11,610    $11,057    $10,998
   8/31/93      $12,450    $11,857    $11,703
   9/30/93      $12,730    $12,124    $11,967
  10/31/93      $14,570    $13,876    $13,999
  11/30/93      $14,780    $14,076    $14,054
  12/31/93      $17,713    $16,870    $17,512
   1/31/94      $16,489    $15,704    $16,990
   2/28/94      $15,677    $14,930    $16,056
   3/31/94      $13,801    $13,144    $14,639
   4/30/94      $13,982    $13,316    $14,984
   5/31/94      $14,624    $13,927    $15,613
   6/30/94      $13,741    $13,087    $14,876
   7/31/94      $14,664    $13,966    $15,621
   8/31/94      $15,757    $15,007    $16,684
   9/30/94      $15,637    $14,892    $17,460
  10/31/94      $15,577    $14,835    $16,687
  11/30/94      $14,142    $13,469    $15,406
  12/31/94      $14,013    $13,346    $15,285
   1/31/95      $12,499    $11,904    $13,801
   2/28/95      $13,559    $12,913    $14,534
   3/31/95      $13,751    $13,096    $14,690
   4/30/95      $13,569    $12,923    $14,359
   5/31/95      $14,801    $14,096    $15,433
   6/30/95      $14,568    $13,875    $15,141
   7/31/95      $15,003    $14,288    $15,296
   8/31/95      $14,366    $13,682    $14,435
   9/30/95      $14,599    $13,904    $14,609
  10/31/95      $14,266    $13,586    $14,348
  11/30/95      $13,953    $13,288    $13,943
  12/31/95      $14,508    $13,817    $14,504
   1/31/96      $15,921    $15,163    $15,178
   2/28/96      $15,669    $14,923    $15,325
   3/31/96      $15,507    $14,769    $15,525
   4/30/96      $15,851    $15,096    $16,463
   5/31/96      $15,992    $15,230    $16,171
   6/30/96      $15,568    $14,827    $16,087
   7/31/96      $14,599    $13,904    $14,860
   8/31/96      $15,124    $14,403    $15,316

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 10/28/92

+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.



Fund Performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Traditional Greater China Growth Fund, and the unmanaged Peregrine Asia 100 Index.

Total Return Figures

The solid red line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses, and transaction costs, and reinvestment of dividend income and capital gain distributions. The dotted red line represents the Fund's performance including the Fund's 4.75 percent maximum current sales charge.

The dotted black line represents the performance of the Peregrine Asia 100 index, a broad-based, widely recognized unmanaged index of 100 common stocks traded in the China region. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.



EV Traditional Greater China Growth Fund
Financial Statements


Statement of Assets and Liabilities
August 31, 1996
Assets:
Investment in Greater China Growth Portfolio, at value (Note 1A)
(identified cost, $170,916,288)                                                                 $ 205,911,258
Receivable for Fund shares sold                                                                        53,589
Deferred organization expenses (Note 1E)                                                               31,491
                                                                                                -------------
Total assets                                                                                    $ 205,996,338

Liabilities:
Payable for Fund shares redeemed                                        $     371,789
Payable to affiliate --
Trustees' fees (Note 3)                                                           546
Accrued expenses                                                              147,750
                                                                        -------------
Total liabilities                                                                                     520,085
                                                                                                -------------
Net Assets for 13,719,654 shares of beneficial interest outstanding                             $ 205,476,253
                                                                                                =============
Sources of Net Assets:
Paid-in capital                                                                                 $ 166,872,828
Accumulated net realized gain on investment transactions from Portfolio                             6,717,277
Accumulated distributions in excess of net investment income                                       (3,108,822)
Unrealized appreciation of investments from Portfolio
(computed on the basis of identified cost)                                                         34,994,970
                                                                                                -------------
Total                                                                                           $ 205,476,253
                                                                                                =============
Net Asset Value Per Share
($205,476,253 (divided by) 13,719,654 shares of beneficial interest
outstanding)                                                                                           $14.98
                                                                                                       ======
Computation of Offering Price:
Offering price per share (100 (divided by) 95.25 of $14.98) On sales of
$50,000 or more, the offering price is reduced.                                                        $15.73
                                                                                                       ======

See notes to financial statements





Statement of Operations
For the Year Ended August 31, 1996
Investment Income (Note 1B):
Investment income allocated from Portfolio (net of foreign taxes of $427,301)                           $   4,769,703
Expenses allocated from Portfolio                                                                          (2,597,491)
                                                                                                        -------------
Net investment income from Portfolio                                                                    $   2,172,212

Expenses --
Management fee (Note 3)                                                             $     577,521
Compensation of Trustees not members of the
Manager's organization (Note 3)                                                             3,038
Custodian fee (Note 1C)                                                                    19,360
Distribution fees (Note 5)                                                              1,150,372
Transfer agent fee                                                                        262,511
Printing and postage                                                                       98,892
Legal and accounting services                                                              11,849
Amortization of organization expenses (Note 1E)                                            26,455
Miscellaneous                                                                              75,444
                                                                                    -------------
Total expenses                                                                                              2,225,442
                                                                                                        -------------
Net investment loss                                                                                     $     (53,230)

Realized and Unrealized Gain (Loss) from Portfolio:
Net realized gain from Portfolio (identified cost basis) --
Investment transactions (net of foreign capital gains taxes of $734,972)            $  10,958,453
Foreign currency and forward foreign currency exchange contracts                         (527,647)
                                                                                    -------------
Net realized gain                                                                                       $  10,430,806
Change in unrealized appreciation                                                                           2,011,547
                                                                                                        -------------
Net realized and unrealized gain                                                                        $  12,442,353
                                                                                                        -------------
Net increase in net assets from operations                                                              $  12,389,123
                                                                                                        =============

See notes to financial statements





Statements of Changes in Net Assets
                                                                         Year Ended August 31,
                                                                 ------------------------------------
                                                                        1996                1995
                                                                 ----------------    ----------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income (loss)                                      $     (53,230)       $   1,016,374
Net realized gain (loss)                                             10,430,806           (6,375,900)
Change in unrealized appreciation (depreciation)                      2,011,547          (23,589,918)
                                                                  -------------        -------------
Net increase (decrease) in net assets from operations             $  12,389,123        $ (28,949,444)
                                                                  -------------        -------------
Distributions to shareholders (Note 2) --
From net investment income                                        $          --        $  (1,016,374)
In excess of net investment income                                           --              (70,110)
In excess of realized gain on investment transactions                        --             (693,661)
                                                                  -------------        -------------
Total distributions to shareholders                               $          --        $  (1,780,145)
                                                                  -------------        -------------
Transactions in shares of beneficial interest (Note 4) --
Proceeds from sale of shares                                      $  25,157,784        $  44,189,647
Net asset value of shares issued to shareholders
in payment of distributions declared                                         --            1,571,698
Cost of shares redeemed                                             (74,971,187)         (88,360,473)
                                                                  -------------        -------------
Decrease in net assets from Fund share transactions               $ (49,813,403)       $ (42,599,128)
                                                                  -------------        -------------
Net decrease in net assets                                        $ (37,424,280)       $ (73,328,717)

Net Assets:
At beginning of year                                                242,900,533          316,229,250
                                                                  -------------        -------------
At end of year (including distributions in excess of net
investment income of $3,108,822 and
$2,537,335, respectively)                                         $ 205,476,253        $ 242,900,533
                                                                  =============        =============

See notes to financial statements





Financial Highlights

                                                                                   Year Ended August 31,
                                                                --------------------------------------------------------
                                                                    1996             1995           1994         1993*
                                                                  --------         --------       --------     --------
Net Asset Value, beginning of year                                $ 14.230         $ 15.710       $ 12.450     $ 10.000
                                                                  --------         --------       --------     --------
Income (loss) from operations --
Net investment income (loss)                                      $ (0.040)        $  0.051       $ (0.026)    $ (0.029)
Net realized and unrealized gain
(loss) on investments                                                0.790           (1.441)         3.336        2.479
                                                                  --------         --------       --------     --------
Total income (loss) from operations                               $  0.750         $ (1.390)      $  3.310     $  2.450
                                                                  --------         --------       --------     --------
Less distributions --
From net investment income                                        $     --         $ (0.051)      $     --     $     --
In excess of net investment income                                      --           (0.004)            --           --
From net realized gain on investment transactions                       --               --         (0.050)          --
In excess of net realized gain on investment transactions               --           (0.035)            --           --
                                                                  --------         --------       --------     --------
Total distributions                                               $     --           (0.090)        (0.050)          --
                                                                  --------         --------       --------     --------
Net Asset Value, end of year                                      $ 14.980         $ 14.230       $ 15.710     $ 12.450
                                                                  ========         ========       ========     ========
Total Return (2)                                                      5.27%           (8.82%)        26.56%       24.50%

Ratios/Supplemental Data
Net assets, end of year (000 omitted)                             $205,476         $242,901       $316,229     $154,317
Ratio of net expenses to average daily net assets (1)(3)              2.15%            2.08%          2.12%        2.47%+
Ratio of net expenses to average daily net assets
after custodian fee reduction (1)(3)                                  2.09%              --             --           --
Ratio of net investment loss to average daily net assets             (0.02%)          (0.38%)        (0.28%)      (0.69%)+

+   Computed on an annualized basis.
*   For the period from the start of business, October 28, 1992, to August 31, 1993.
(1) Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.
(3) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements



Notes to Financial Statements

(1) Significant Accounting Policies

EV Traditional Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (40.3% at August 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial
Statements which are included elsewhere in this report.

B. Income - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Expense Reduction - The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations. Prior to November 10, 1995, Investors Bank & Trust Company (the custodian) was an affiliate of Eaton Vance Management.

D. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains.
Accordingly, no provision for federal income or excise tax is necessary.

E. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

F. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on a trade-date basis.



(2) Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended August 31, 1996, $518,257 was reclassified from accumulated net investment loss to accumulated distributions in excess of net investment income, due to permanent differences between book and tax accounting for currency gains and losses and foreign taxes. Net investment income, net realized gains and net assets were not affected by these reclassifications.

(3) Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1996 the fee was equivalent to .25% of the Fund's average net assets for such period and amounted to $577,521. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $67,118 as its portion of the sales charge on sales of Fund shares for the year ended August 31, 1996. EVD also receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in the Fund was $1 million or more. EVD received $406 in CDSC during the year. Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.



(4) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Year Ended           Year Ended
                                August 31, 1996     August 31, 1995
                                ---------------     ---------------
Sales                              1,678,332           3,121,448
Issued to shareholders
electing to receive
payments of distributions
in Fund shares                            --             114,671
Redemptions                       (5,022,518)         (6,307,031)
                                  ----------          ----------
Net decrease                      (3,344,186)          (3,070,912)
                                  ==========          ===========

(5) Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) a monthly distribution fee equal, on an annual basis, to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the year ended August 31, 1996 the Fund paid distribution fees to EVD aggregating $594,493 representing 0.26% of average daily net assets. The Plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. The Fund paid or accrued an aggregate of $555,879 for the year ended August 31, 1996 as service fees under the Plan. EVD may pay up to the entire amount of the service fee to Authorized Firms through which the Fund's shares are distributed.

(6) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $25,400,887 and $77,782,339, respectively.



Independent Auditors' Report

To the Trustees and Shareholders of
Eaton Vance Growth Trust:

We have audited the accompanying statement of assets and liabilities of EV Traditional Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1996, and the related statement of operations for the year ended, and the statements of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the three years ended August 31, 1996 and for the period from the start of business, October 28, 1992, to August 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional Greater China Growth Fund series of the Eaton Vance Growth Trust at August 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 4, 1996




Greater China Growth Portfolio
Portfolio of Investments
August 31, 1996

STOCKS AND WARRANTS -- 97.8%
---------------------------------------------------------------------------------------
                                                                 Shares           Value
---------------------------------------------------------------------------------------
China -- 0.6%
Shanghai Yaohua Pilkington                                    5,683,563      $2,841,782
                                                                           ------------
Hong Kong -- 45.9%
Chen Hsong Holdings                                          10,820,000      $6,227,076
Cheung Kong Holdings Ltd.                                     3,650,000      25,608,818
Cheung Kong Infrastructure                                    1,482,000       2,424,575
China Merchants Hai Hong Holdings                             8,000,000       2,741,781
China Overseas Land & Investment                             20,000,000       6,272,471
China Resources Enterprises                                   7,672,000       6,895,890
China Travel International                                    8,322,000       2,394,720
China Travel International Warrants *                         2,064,400         170,872
CIM Company Ltd. (1)                                          1,800,000       3,026,306
Cosco Pacific Ltd.                                            7,000,000       5,386,565
Giordano Holdings Ltd.                                        1,500,000       1,241,561
Guangnan Holdings Ltd.                                        8,980,000       5,516,541
Hang Seng Bank                                                  760,000       7,789,504
Hong Kong Land Holdings Ltd.                                  2,020,000       4,585,400
Hong Kong Telecommunications Ltd.                             2,773,000       4,644,260
HSBC Holdings PLC                                             1,500,000      25,898,192
Hutchison Whampoa                                             4,400,000      26,631,489
Jardine Matheson Holdings                                       590,800       3,722,040
Li & Fung Ltd.                                                7,184,000       6,503,712
National Mutual Ltd.                                         14,694,000      12,257,352
New World Development                                         4,000,000      19,399,395
Ng Fung Hong Ltd.                                             8,752,000       4,244,588
Oriental Press Group Ltd.                                     8,200,000       4,215,488
CP Pokphand Co. Ltd.                                         17,338,000       5,886,067
San Miguel Brewery Ltd.                                       3,170,000       1,240,171
Siu Fung Ceramics Holdings                                   28,284,000       4,389,540
Sun Hung Kai Properties Ltd.                                  1,427,000      13,933,745
Tingyi (Cayman Island) Holding Co.                            8,696,000       2,035,612
Varitronix International Ltd.                                 3,282,000       6,197,098
VTECH Holdings Ltd.                                           3,000,000       5,528,828
Wharf Holdings Ltd.                                           1,581,200       5,971,268
Zhenhai Refining & Chemical Co.                               3,158,000         959,793
                                                                           ------------
                                                                           $233,940,718
                                                                           ------------

Indonesia -- 2.0%
PT HM Sampoerna (Foreign)                                      571,500     $  5,502,701
PT Lippo Bank (Foreign) (2)                                  3,200,000        4,918,873
                                                                           ------------
                                                                            $10,421,574
                                                                           ------------

Republic of Korea -- 7.7%
Haitai Electronics Co.                                         188,750       3,432,865
Hansol Paperboard Co. Ltd.                                           8              70
Korea Electric Power Corp.                                     301,200      10,830,424
Korea Exchange Bank                                            999,499      12,218,812
Korea Mobile Telecom Corp.                                         230         255,740
Pohang Iron & Steel Co. Ltd.                                    52,630       4,089,090
Samsung Electronics (New)                                       18,996       1,412,092
Samsung Electronics (Ord)                                       38,146       2,970,662
Samsung Fire & Marine Insurance                                  4,510       2,698,576
Samsung Fire & Marine Insurance Pfd.                             3,920       1,123,438
                                                                          ------------
                                                                           $39,031,769
                                                                          ------------

Malaysia -- 10.7%
Berjaya Sports Toto Bhd                                      1,200,000      $4,451,574
Ekran Bhd                                                      830,000       3,528,374
Hong Leong Industries Bhd                                      312,000       1,438,941
Konsortium Perkapalan Bhd                                      375,000       2,361,139
Kumpulan Guthrie Bhd (2)                                     2,350,000       3,769,801
Land & General Bhd                                           3,580,000       6,546,942
Magnum Corp. Bhd                                             1,700,000       2,754,361
Malayan Banking Bhd                                            400,000       3,801,885
MBF Capital Bhd                                              3,800,000       5,425,306
RJ Reynolds Bhd                                              1,000,000       2,887,508
Sime Darby Bhd                                               3,300,000      11,183,076
Tan Chong Motor Holdings Bhd                                 3,494,000       6,193,495
                                                                          ------------
                                                                           $54,342,402
                                                                          ------------

The Philippines -- 6.6%
Bacnotan Consolidated Industries                               544,272      $2,659,546
Belle Corp.                                                 30,591,000       8,174,728
Fortune Cement Corp.                                         7,000,000       3,607,559
Philippine Long Distance Telephone ADR **                      144,700       8,663,913
Pilipino Telephone                                           7,200,000       9,482,726
San Miguel Corp. Class B                                        23,199          75,721
SM Prime Holdings                                            4,598,280       1,105,904
                                                                          ------------
                                                                           $33,770,097
                                                                          ------------

Singapore -- 7.8%
Cerebos Pacific Ltd.                                         1,129,000      $9,388,273
Clipsal Industries Holdings Ltd.                             2,400,000       6,696,000
Clipsal Industries Holdings Ltd. Warrants *                    234,000         181,350
Overseas Union Bank (Foreign)                                1,640,000      11,422,886
Sembawang Maritime                                           1,799,000       4,628,557
Straits Steamship Land                                       2,000,000       6,851,457
Straits Steamship Land Warrants *                              613,125         797,455
                                                                          ------------
                                                                           $39,965,978
                                                                          ------------

Taiwan -- 6.3%
Cathay Life Insurance                                        1,049,950      $6,421,829
China Motor Co. Ltd.                                         1,688,200       2,194,184
China Steel                                                  7,935,000       7,742,168
Formosa Chemical Fiber                                       1,573,578       1,901,985
Formosa Plastics                                               964,590       2,036,815
Grand Pacific Petrochemical                                  1,736,500       1,681,656
Nan Ya Plastic                                               3,813,076       7,218,711
Standard Foods Taiwan Ltd.                                   1,024,000       2,180,905
Wan Hai Lines Ltd.                                             428,750         991,194
                                                                          ------------
                                                                           $32,369,447
                                                                          ------------

Thailand -- 9.6%
Bangkok Bank Co. Ltd. (Foreign)                                291,200      $3,682,434
Bangkok Bank Co. Ltd. (Public) (2)                             250,000       2,153,725
Dhana Siam Finance                                           1,205,800       5,765,730
Electricity Generating (Foreign)                             3,965,970      11,754,505
Krung Thai Bank Ltd. (Foreign)                               1,548,000       6,667,931
Saha Union Corp. Ltd. (Local) (2)                            1,555,300       2,089,713
Siam Cement (Local) (2)                                        163,210       6,011,133
Siam Commercial Bank                                           850,000      10,681,683
Thailand Military Bank (Foreign)                                99,000         367,753
                                                                          ------------
                                                                           $49,174,607
                                                                          ------------

United States -- 0.6%
AES China Generating Co. Ltd.                                  210,000      $1,837,500
Pacific Basin Bulk Shipping                                     84,500       1,309,750
Pacific Basin Bulk Shipping Warrants *                          84,500          79,219
                                                                          ------------
                                                                            $3,226,469
                                                                          ------------

Total Stocks and Warrants (Identified cost, $425,476,900)                 $499,084,843
Other Assets Less Liabilities -- 2.2%                                       11,212,716
                                                                          ------------
Net Assets -- 100.0%                                                      $510,297,559
                                                                          ============

 *  Non-income producing security
**  ADR -- American Depository Receipt
(1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(2) The above securities held by the Portfolio on August 31, 1996, are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell these securities. At August 31, 1996, the aggregate value of these securities amounted to $18,943,245 representing 3.7% of the net assests (Note 5).

See notes to financial statements





Statement of Assets and Liabilities
August 31, 1996
Assets:
Investments, at value (Note 1A) (Identified cost, $425,476,900)                         $ 499,084,843
Cash denominated in foreign currencies (cost, $3,755,508)                                   3,740,380
Cash                                                                                        7,041,766
Receivable for investments sold                                                               273,004
Dividends and interest receivable                                                           1,369,810
Deferred organization expenses (Note 1D)                                                       34,515
                                                                                         ------------
Total assets                                                                             $511,544,318

Liabilities:
Payable for investments purchased                                        $608,312
Payable for foreign capital gains tax                                     507,411
Payable for forward foreign currency exchange contracts                       400
Payable to affiliate --
Trustees' fees (Note 2)                                                     2,500
Accrued expenses                                                          128,136
                                                                         --------
Total liabilities                                                                           1,246,759
                                                                                         ------------
Net Assets  applicable to investors' interest in Portfolio                               $510,297,559
                                                                                         ============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals                                  $436,707,543
Net unrealized appreciation of investments                                                 73,590,016
(computed on the basis of identified cost                                                ------------
Total                                                                                    $510,297,559
                                                                                         ============

See notes to financial statements





Statement of Operations
For the Year Ended August 31, 1996
Investment Income:
Income --
Dividends (net of foreign taxes of $1,044,675)                                                 $11,539,535
Interest                                                                                           116,558
                                                                                               -----------
Total income                                                                                   $11,656,093

Expenses --
Investment adviser fee (Note 2)                                            $ 4,211,398
Administration fee (Note 2)                                                  1,404,681
Compensation of Trustees not members of the
Investment Adviser's or Administrator's organizations (Note 2)                  20,833
Custodian fee (Note 1C)                                                        962,477
Legal and audit fees                                                            43,767
Amortization of organization expenses (Note 1D)                                 28,716
Miscellaneous                                                                   29,564
                                                                           -----------
Total expenses                                                             $ 6,701,436
Deduct reduction of custodian fee (Note 1C)                                    346,868
                                                                           -----------
Net expenses                                                                                     6,354,568
                                                                                               -----------
Net investment income                                                                          $ 5,301,525
                                                                                               -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) --
Investment transactions computed (net of foreign capital gains
taxes of $1,805,874)                                                       $15,071,040
Foreign currency                                                            (1,283,543)
                                                                           -----------
Net realized gain                                                                              $13,787,497
Change in unrealized appreciation --
Investments (identified cost basis)                                        $15,902,819
Foreign currency                                                               738,472
                                                                           -----------
Increase in unrealized appreciation                                                             16,641,291
                                                                                               -----------
Net realized and unrealized gain on investments                                                $30,428,788
                                                                                               -----------
Net increase in net assets from operations                                                     $35,730,313
                                                                                               ===========

See notes to financial statements





Statements of Changes in Net Assets
                                                                        For the Year Ended August 31,
                                                                    ------------------------------------
                                                                          1996                   1995
                                                                    ----------------     ---------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                                $   5,301,525        $   8,672,881
Net realized gain (loss) on investment transactions                     13,787,497          (29,095,245)
Change in unrealized appreciation (depreciation)
of investments and foreign currency                                     16,641,291          (40,394,548)
                                                                     -------------        -------------
Increase (decrease) in net assets from operations                    $  35,730,313        $ (60,816,912)
                                                                     -------------        -------------
Capital transactions --
Contributions                                                        $ 135,099,898        $ 129,870,307
Withdrawals                                                           (250,949,710)        (211,249,014)
                                                                     -------------        -------------
Decrease in net assets resulting from capital transactions           $(115,849,812)       $ (81,378,707)
                                                                     -------------        -------------
Total decrease in net assets                                         $ (80,119,499)       $(142,195,619)
Net Assets:
At beginning of year                                                   590,417,058          732,612,677
                                                                     -------------        -------------
At end of year                                                       $ 510,297,559        $ 590,417,058
                                                                     =============        =============

See notes to financial statements





Supplementary Data
------------------------------------------------------------------------------------------------------------
                                                                         Year Ended August 31,
                                                    --------------------------------------------------------
                                                        1996          1995             1994           1993*
                                                    ----------     ----------       ----------    ----------
Ratios (As a percentage of average net assets):
Expenses (1)                                           1.19%          1.10%            1.15%        1.38%+
Expenses after custodian fee reduction                 1.12%            --               --           --
Net investment income                                  0.94%          1.35%            0.73%        0.38%+

Portfolio Turnover                                       42%            32%              36%          18%
Average Commission Rate Paid **                     $0.0070             --               --           --

Net Assets, end of period (000 omitted)            $510,298       $590,417         $732,613     $208,043

 +  Computed on an annualized basis.

 *  For the period from the start of business, October 28, 1992, to August 31, 1993.

**  Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

(1) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements.  The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers.  The expense ratios for each of the three periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies


Greater China Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York on September 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes -- The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C. Expense Reduction - The Portfolio has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the statement of operations. Prior to November 10, 1995, Investors Bank & Trust Company (the custodian) was an affiliate of Eaton Vance Management.

D. Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

H. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1996 the adviser fee was.74% of average net assets. In addition, an administrative fee is earned by Eaton Vance Management
(EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1996, the administration fee was .25% of average net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

(3) Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $232,081,781 and $331,006,372, respectively.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $425,476,900
                                                  ============
Gross unrealized appreciation                     $101,645,054
Gross unrealized depreciation                       28,037,111
                                                  ------------
Net unrealized appreciation                        $73,607,943
                                                  ============

(5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.



(6) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 1996 is as follows:

Forward Foreign Currency Exchange Contracts
Purchases
------------
                                      Deliver
Settlement                          (in United       Net Unrealized
Date          In Exchange for     States Dollars)      Appreciation
----------   ------------------  ----------------   ----------------
9/3/96        Malaysian Ringgit      $415,865             $400


(7) Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year.



Independent Auditors' Report

To the Trustees and Investors of
Greater China Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended August 31, 1996 and 1995, and the supplementary data for each of the years in the three year period ended August 31, 1996, and for the period from the start of business, October 28, 1992 to August 31, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 1996, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                             DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 4, 1996



EV Traditional
Greater China
Growth Fund

Officers
------------------------
James B. Hawkes
President, Trustee

M. Dozier Gardner
Vice President

William D. Burt
Vice President

Barclay Tittmann
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees
------------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Greater China
Growth Portfolio

Officers
------------------------
Hon. Robert Lloyd George
President, Trustee and Co-Portfolio Manager

James B. Hawkes
Vice President and Trustee

Scobie Dickinson Ward
Vice President, Assistant Secretary,
Assistant Treasurer and Co-Portfolio Manager

William Walter Raleigh Kerr
Vice President and Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Secretary

Independent Trustees
------------------------
Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation



Sponsor and Manager of
EV Traditional Greater China Growth
Fund & Administrator of Greater China Growth Portfolio

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of
Greater China Growth Portfolio

Lloyd George Investment Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV Traditional
Greater China Growth Fund
24 Federal Street
Boston, MA 02110                                  T-CGSRC-10/96